Exhibit 21.1

				LIST OF SUBSIDIARIES

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                  \	Acquiring 100% equity interest on 2/11/2008
		   \-----------------------------------------------
		    \
                     \
		      \
	   --------------------------------------------------------
                  "Hong Kong Merit Enterprise Limited "Merit"
                Incorporated in Hong Kong on September 8, 2006"
	   --------------------------------------------------------
                   \	Acquiring 100% equity interest on 1/22/2008
		    \----------------------------------------------
		     \
		      \
		       \
	   --------------------------------------------------------
              Shaanxi Huitong Food Development Co., Inc. "Huitong"
           Incorporated in Shaanxi Province, PRC on March 29, 2001
	   --------------------------------------------------------
                   \ Acquiring 98.24% equity interest on 12/26/2007
		    \----------------------------------------------
		     \
		      \
		       \
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            Shaanxi Merithui Technology Stock Co., Ltd. "Xidenghui"
           Incorporated in Shaanxi Province, PRC on March 29, 2001
	   --------------------------------------------------------
					   	\   \
  	---------------------------------------- \   \------------------------------------------
  	Acquiring 90.51% equity interest	  \   \		   Acquiring 70% equity interest
        on March 1, 2002                           \   \		    on November 12, 2007
  	--------------------------------------------	----------------------------------------
      			 Shaanxi Baishui Dukang           Shaanxi Baishui Dukang Liquor Brand
      		   Liquor Co., Ltd. "Baishui Dukang"     Management Co., Ltd. "Brand Management"
  		   Incorporated in Shaanxi Province,       Incorporated in Shaanxi Province,
        		  PRC on March 1, 2002                  PRC on November 12, 2007
	--------------------------------------------	----------------------------------------

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